UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES

Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Pan Ocean Container Supplies, Ltd.

(Exact Name of Small Business Issuer in its Charter)

Nevada (State of Incorporation)	N/A (IRS Employer ID No.)

58 Dongcheng District, Beijing, China 100027

 (Address of Registrant's Principal Executive Offices) (Zip Code)

949-419-6588

NEVAEH ENTERPRISES LTD.

(Former Name or Former Address, if Changed Since Last Report)

Securities to be Registered Under Section 12(b) of the Act: None

Securities to be Registered Under Section 12(g) of the Act:

Common Stock

$.001 Par Value

(Title of Class)

As used in this report, the terms "we", "us", "our", "our company" refer to Pan Ocean Container Supplies, Ltd. (f/k/a/ Nevaeh Enterprises Ltd.), a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 3.01     Transfer of Listing

In connection with the Company’s forward stock split, the Financial Industry Regulatory Authority has assigned the Company a new stock symbol, PAOCD.

The Company’s stock will be quoted as PAOCD through August 29, 2014, and thereafter, the trading symbol will be PAOC (OTC Markets). The new CUSIP number is 69807G203. Current stock certificates may be exchanged for new certificates by contacting the Company’s transfer agent, Empire Stock Transfer, Inc. at: 1859 Whitney Mesa Drive, Henderson, Nevada 89014 (Phone: 702-818-5898).

Item 5.03     Amendment to Articles of Incorporation or Bylaws

On July 10, 2014, the Board of Directors approved an eight for one (8:1) forward stock split of the current 5,500,000 shares of common stock. The action was effective upon filing with the Secretary of State of Nevada. The filing with the Secretary of State of Nevada was accepted on July 14, 2014. FINRA has declared the Company’s 7-for-1 forward stock split market effective, as of July 30, 2014. The forward stock split will increase the Company’s common stock outstanding from 5,500,000 to 44,000,000 shares. The number of authorized shares of common stock remains at 500,000,000, $001 par value.  All fractional shares will be rounded up and each shareholder will receive new certificates evidencing their post-forward split shares if and when they present their certificates to the transfer agent. Current stock certificates may be exchanged for new certificates by contacting the Company’s transfer agent, Empire Stock Transfer. The text of the amendment to the Company’s Certificate of Incorporation is incorporated herein and filed as Exhibit 3.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2014

Pan Ocean Container Supplies, Ltd.

By: /s/_Qi Tang_____________

Qi Tang

Chief Executive Officer